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                              MANAGEMENT AGREEMENT
                              --------------------

                               THIS AGREEMENT dated for reference the 15th day of February, 2006,

                BETWEEN:

                               Kozub Enterprises Ltd., a company incorporated under the laws of British Columbia with its registered axed records office at 103-301 Main Street Penticton, B.C, V2A 587, Canada
                               (the "Manage,")

                                            OF THE FIRST PART

                AND

                               Nitro Petroleum, Incorporated a company
                               incorporated under the laws of Nevada with its business offices at 123 Christie Mountain Lane Okanagan Falls, BC V0 IRO, Canada
                               (the "Company")

                                            OF THE SECOND PART

                WHEREAS:

               A. The Company carries on business as oil and gas exploration (the "Business");

               B. The Manager has certain expertise n the field of oil and gas exploration related to the Business and the Company desires to retain -the Manager to perform management services for the Company and the Business in accordance with the terms and on the conditions set forth in this Agreement;

               C. The Manager has agreed to provide these services to the Company and to the Business in accordance with the terms and on the conditions as hereinafter set forth and the parties hereto are entering into this Agreement to record their respective rights and obligations in connection with the management of the business.

              THEREFORE THIS AGREEMENT WITHESSES that in consideration of the premises, mutual covenants and Agreements herein contained, the parties hereto covenant and agree with each other as follows:

              1.00          APPOINTMENT

              1.01 The Company hereby engages the Manager as a manager of the Business and the Manager hereby accepts such engagement and agrees to serve as manager of the Business on a full time basis throughout the Term, (as hereinafter defined) on, the terms and conditions herein set forth.

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                                        2

 2.00            TERM

 2.01 The engagement of the Manager hereunder will be for a term of one (1) year commencing as and from February 15, 2006 (the "Term"), subject to earlier termination as provided for herein.

2.02 Unless this Agreement and the engagement of the Manager hereunder is otherwise terminated prior to the expiration of the Term, the Term may be renewed for further terms of one (1) year each at the option of the Company, provided the Company gives the Manager at least one (1) months' notice in writing of its intention not to renew the Term.

 3.00            REMUNERATION

 3.01 In consideration of the services to be rendered by the Manager hereunder:

         (a) the Company will pay to the Manager the sum of Thirty Thousand US Dollars (USD $30,000.00) per year payable in 12 equal monthly instalments of Two Thousand Five Hundred US Dollars (USD $2,500.00) which amount will be payable on the 15th business day of each calendar month of the Term, with the first of such instalments payable on March 15, 2006,

         (b) the Company will reimburse the Manager for all travelling and other out-ofpocket expenses of the Manager actually and properly incurred in connection with the discharge of his duties hereunder, provided that the Manager furnishes to the Company all necessary receipts and statements with respect to such expenses as and when required by the Company.

3.02 The remuneration to be paid to the Manager by the Company hereunder will be subject to annual review by the Company's board of directors and will be agreed upon between the parties hereto but will never be less than the amount established in Paragraph 3.01 of this Agreement. If the parties fail to agree on the remuneration to be paid to the Manager by the Company hereunder, the amount of such remuneration will be determined by arbitration pursuant to the provisions of paragraph 8.00 hereof.

4.00             TERMS AND CONDITIONS OF EMPLOYMENT

4.01 The Manager will serve the Company as an administrator and will provide business advice and management services to the Company.

4.02 The Manager will have full power and authority to manage, direct and control the day to day business and affairs of the Business, excepting only such matters and duties as by law may be transacted or performed only by the board of directors or shareholders of the Company with the rights, privileges and duties of the position of Manager as defined by the Company from time to time.

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                                        3

 4,03 The manager will devote the whole of his business time, attention and ability to the Business and will well and faithfully serve the Company during the continuance of his term of engagement hereunder and will use Mrs best efforts-to promote the interests of the Company and its Business.

  5.00          CONFIDENTIALITY

 5.01 The Manager will not disclose the private affairs or trade secrets of the Company or the Business and will not use for Us own purposes or for purposes other than those of the Company and the Business, arty confidential information he may acquire in relation to the Company or the Business.

 6.OO           TERMINATION

 6.01 This Agreement may be terminated in the following manner and in the following circumstances



        (a) at any time by notice in writing from the Company to the Manager fox cause, including, but not limited to, a breach by the Manager of any of the terms and conditions of this Agreement and

        (b) by no less than one (1) months' notice in writing given by either party to the other, which notice in writing may be given at any time.


7.00    VACATIONS

7.01 During the Term of this Agreement, or any renewal thereof, the Manager will be entitled to a total of four (4) weeks paid vacation n each calendar year and all other holidays as may from time to time be required by law, Such vacations will be taken at such, times as the Company's board of directors may from time to time determine having regard to the operation of the Business.

 8.00    ARBITRATION

 8.01 If there is any disagreements between the parties hereto with respect to the terms of this Agreement or the interpretation thereof, the same will be referred to a single arbitrator pursuant to Commercial Arbitration Act (B.C.), and any amendments thereto, and the determination of such arbitrator will be final and, binding upon the patties hereto.

9,00     INTERPRETATION

9.01. Each provision of this Agreement is declared to constitute a separate and distinct covenant and will be severable from all other such separate and distinct covenants.

9.02 If any covenant or provision is determined to be void or unenforceable, in whole or in parts it will not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

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                                        4

 9.03 The headings in this Agreement form no part of the agreement between the parties and will be deemed to have been inserted for convenience only and will not affect the construction hereof.

 9.04 Wherever the singular or the masculine is used herein, the same will be deemed to include the plural or the feminine or the body politic or corporate where the context of the parties so require.

  10.00          GOVERNING LAW

 1.0.01 This Agreement will, in all respects, be governed by and construed in accordance with the laws of the Province of British Columbia.

  11.00          FURTHER DOCUMENTS

 11.01 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and, carry out the intent of this Agreement.

 12.00           NOTICE

 12.01 Any notice in writing required or permitted to be given to either party hereunder will be deemed to have been well and sufficiently given if mailed by prepaid registered mail or delivered or telecopied to the address of the party to whom it is directed set forth on page 1, or such other address as either party may from time to time direct in writing and any such notice will be deemed to have been received, if mailed, three (3) business days after the date of mailing and, if delivered or telecopied, upon the date of delivery or telecopy. If normal mail service is interrupted by strike, slow down, force majeure or other cause, a notice sent by mail will not be deemed to be received until actually received, and the party sending the notice will deliver such notice in order to ensure receipt thereof.

 13.00          ENTIRE AGREEMENT

13.01 The provisions herein constitute the entire agreement between the parties and supersede all previous expectations, undertakings, communications, representations and agreements whether verbal or written between the parties with, respect to the subject matter hereof.

 14.00          NO PARTNERSHIP

1.4.07, No agency or partnership is hereby created between the parties and no representations wit be made by either party which, would create any apparent agency or partnership between the parties hereto,

15.00           ENUREMENT

15.01 The,  provisions  of this  Agreement  will entire to the benefit of and be
binding  upon  the  parties  hereto  and  their  respective  heirs,   executors,
successors and assigns.

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              IN  WITNESS   WHEREOF  the  parties  hereto  have  executed  this
               Agreement as of the day and year first above written.


THE CORPORATE SEAL OF                    )
T. Kozub Enterprises Ltd.                )
was affixed hereto in the presence of:   )
                                         )                c/s
  signed                                 )
-------------------------------------    )
Authorized Signatory                     )
                                         )
                                         )
                                         )
 signed                                  )
------------------------------------     )
Authorized Signatory



 THE CORPORATE SEAL OF                   )
Nitro  Petroleum, Incorporated           )
was affixed hereto in the presence of:   )
                                         )
                                         )                  c/s
signed                                   )
-----------------------------------      )
Authorized Signatory                     )
                                         )
                                         )
                                         )
signed                                   )
-----------------------------------      )
Authorized Signatory                     )